SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: June 2, 1997
                        (Date of earliest event reported)



                             COMPUTER CONCEPTS CORP.
             (Exact name of registrant as specified in its charter)



   Delaware                     0-20660                  11-2895590
(State or other              (Commission                (IRS Employer
 jurisdiction of              File Number)             Identification
 incorporation)                                            Number)




   80 Orville Drive, Bohemia, New York                    11716
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number
including area code                                   (516) 244-1500





          (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant.

(a) On June 2, 1997, with the approval of Registrant's Board of Directors and Audit Committee, the Registrant retained Hayes & Company (internationally, Hays, Allan Affiliates) as its independent accountants for the year ending December 31, 1997.

Item 7.   Financial Statement and Exhibits

     Exhibits

     None


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Computer Concepts Corp.


Date: June 2, 1997                      By: /s/ George Aronson
                                            George Aronson
                                            Its Chief Financial Officer